SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 21, 1997





                          SAVOIR TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                     0-11560                  94-2414428
 ----------------------------         ------------        ----------------------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)




           254 EAST HACIENDA AVENUE, CAMPBELL, CA            95008
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



                         WESTERN MICRO TECHNOLOGY, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     MERGER TO EFFECTUATE A NAME CHANGE

         On November 21, 1997, Western Micro Technology, Inc. (the "Company") effected a merger of Savoir Technology Group, Inc., a Delaware corporation and wholly owned subsidiary of Western Micro Technology, Inc., into Western Micro Technology, Inc. with Western Micro Technology, Inc. continuing as the surviving corporation. Upon the effective date of the merger, the name of the surviving corporation was changed to Savoir Technology Group, Inc.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

                    2.1 Certificate of Ownership and Merger dated as of November 21, 1997.

                    3.ii Amended and Restated Bylaws of Savoir Technology Group, Inc. (formerly Western Micro Technology, Inc.), a Delaware corporation.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 21, 1997.

                                      SAVOIR TECHNOLOGY GROUP, INC.



                                      By            /s/ James W. Dorst
                                        ----------------------------------------
                                                      James W. Dorst
                                                  Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.         DESCRIPTION
-----------         -----------


2.1 Certificate of Ownership and Merger dated as of November 21, 1997.


3.ii Amended and Restated Bylaws of Savoir Technology Group, Inc. (formerly Western Micro Technology, Inc.), a Delaware corporation.